[GRAPHICS OMITTED]
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
                      TRAVEL SERVICES INTERNATIONAL, INC.                       CUSIP 894169 10 l
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT




Is the owner of

  FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE OF


                              CERTIFICATE OF STOCK

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


               President                                    Secretary

[COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        TRANSFER AGENT
                                         AND REGISTRAR

                                   AUTHORIZED SIGNATURE]

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                      TRAVEL SERVICES INTERNATIONAL, INC.


     The Corporation will furnish upon request and without charge to each shareholder the powers, designations, preferences and relative. participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preference and/or rights. A shareholder may make the request to the Corporation or to its Transfer Agent and Registrar.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM   -- as tenants in common            UNIF GIFT MIN ACT -- _____________ Custodian ____________________
TEN ENT   -- as tenants by the entireties                         (Com)                         (Minor)
JT TEN    -- as joint tenants with right                          under Uniform Gifts to minors
             of survivorship and not as                           Act ____________________
             tenants in common                                             (State)

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    Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------
[                                     ]
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Please print or typewrite name and address including postal zip code of assignee


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--------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitue and appoint_______________________________________________


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _________________________________


                                    ____________________________________________
                                                 SIGNATURE

     Signature Guaranteed By:

______________________________________

______________________________________
       Banker or Member Firm
        of a Stock Exchange


     [NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alternative or enlargement, or any change whatsoever.]